EXHIBIT 99.906CERT

Certification of Principal Executive Officer

   In connection with the Certified Shareholder Report of General American
Investors Company, Inc. (the "Company") on Form N-CSR for the period ended
June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Spencer Davidson, President and Chief Executive
Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a)
  or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
  Company.

Date:  August 5, 2011

          /s/Spencer Davidson
         Spencer Davidson
         Chairman, President and Chief Executive Officer
         (Principal Executive Officer)

   A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange
Commission or its staff upon request.

Certification of Principal Financial Officer

   In connection with the Certified Shareholder Report of General American
Investors Company, Inc. (the "Company") on Form N-CSR for the period ended
June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene S. Stark, Vice-President, Administration
of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a)
   or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
   Company.

Date:   August 5, 2011

          /s/Eugene S. Stark
         Eugene S. Stark
         Vice-President, Administration
         (Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange
Commission or its staff upon request.